1	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF November 21, 2005

Dayrate
Rig Name	WD	Design	Location	Status*	Operator	Current Term	(000s)	Start Date	Est. End Date	Future Contracts and Other Information
Domestic Deepwater Semisubmersibles (7)
Ocean Quest	3,500'	Victory Class	GOM	Contracted	Noble	term	low 240’s	mid Oct. 2005	mid April 2006	One year term extension with Noble in low 270’s beginning mid April 2006 and ending mid April 2007. Available; actively marketing.
Ocean Star	5,500'	Victory Class	GOM	Contracted	Kerr-McGee	one year term + option	mid 170’s	mid Nov. 2005	mid Nov. 2006	Available; actively marketing.
Ocean America	5,500'	Ocean Odyssey	GOM	Contracted	Mariner	one extension well	mid 110’s	late Nov. 2005	early Jan. 2006	One additional extension well with Mariner in low 130’s beginning early Jan. 2006 and ending early Mar. 2006: followed by one year term plus option with Mariner in low 230’s beginning early Mar. 2006 and ending early Mar. 2007. Available; actively marketing.
Ocean Valiant	5,500'	Ocean Odyssey	GOM	Contracted	Kerr-McGee	180 day extension	mid 150’s	mid Sept. 2005	mid Mar. 2006	One-year term extension plus option from Kerr-McGee in low 300,000’s beginning in mid Mar. 2006 and ending in mid Mar. 2007. Available; actively marketing.
Ocean Victory	5,500'	Victory Class	GOM	Contracted	Murphy	one year term	low 200’s	mid Nov. 2005	mid Nov. 2006	Two year term extension with Murphy in mid 320’s beginning mid Nov. 2006 and ending mid Nov. 2008. Available; actively marketing.
Ocean Confidence	7,500'	DP Aker H-3.2 Modified	GOM	Contracted	BP	five-year term	mid 170’s	early Jan. 2001	early Jan. 2006	Two-year term plus option with BP in low 280’s beginning early Jan. 2006 and ending early Jan. 2008. Available; actively marketing.
Ocean Baroness	7,000'	Victory Class	GOM	Contracted	Amerada Hess	one year term	low 200’s	mid Nov. 2005	mid Nov. 2006	LOI for three-year term plus option in mid 360’s beginning mid Nov. 2006 and ending mid Nov. 2009. Available; actively marketing.
Domestic 2nd/3rd Generation Semisubmersibles (5)
Ocean New Era	1,500'	Korkut	GOM	Reactivating	DODI	—	—	—	—	Est. availability mid Dec. 2005; followed by six-month term with Walter in low 100’s for first 30 days and mid 120’s for remainder of term beginning mid Dec. 2005 and ending mid July 2006. Available; actively marketing.
Ocean Voyager	2,000'	Victory Class	GOM	Contracted	ATP	two wells	mid 90’s	late June 2005	late Nov. 2005	One well with Amerada Hess in low 110’s beginning late Nov. and ending mid Jan. 2006; followed by one well with Petrobras in low 110’s beginning mid Jan. and ending early Mar. 2006; followed by two wells plus option with Amerada Hess in mid 120’s beginning early Mar. 2006 and ending early June 2006. Available; actively marketing.
Ocean Concord	2,200'	F&G SS-2000	GOM	Contracted	Kerr-McGee	one well	mid 70’s	late Aug. 2005	mid Dec. 2005	One assignment well from Kerr-McGee with Woodside in mid 90’s beginning mid Dec. 2005 and ending late Jan. 2006; followed by one well extension plus option with Kerr-McGee in mid 90’s beginning late Jan. 2006 and ending early Mar.; followed by 90-day term plus option with Tana in low 130’s beginning early Mar. and ending early June 2006; followed by 90-day term extension plus option in low 170’s beginning early June and ending late Aug 2006. Available; actively marketing.
Ocean Lexington	2,200'	F&G SS-2000	GOM	Contracted	Walter	four wells	low 60’s	mid Oct. 2005	mid Dec. 2005	LOI for one well in mid 170’s beginning in mid Dec. 2005 and ending in early Feb. 2006; followed fourth well of four well extension with Walter in low 60’s beginning early Feb. and ending early Mar. 2006; followed by one well with Walter in low 80’s beginning early Mar. and ending early April; followed by LOI for one well in low 200,000s beginning early May and ending early June 2006. Available; actively marketing.
Ocean Saratoga	2,200'	F&G SS-2000	GOM	Contracted	LLOG	three wells	mid 60’s	mid Dec. 2004	mid Nov. 2005	Two wells plus option with LLOG in low 110’s following completion of existing contract and extending for approximately five months; followed by six month extension in low 120’s with LLOG beginning in mid April 2006 and ending early Oct. 2006. Available; actively marketing.

2	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF November 21, 2005

Dayrate
Rig Name	WD	Design	Location	Status*	Operator	Current Term	(000s)	Start Date	Est. End Date	Future Contracts and Other Information
Domestic Jackups (11)
Ocean Crusader	200'	Mat Cantilever	GOM	Contracted	Seneca	one well	high 40’s	mid Nov. 2005	mid Dec. 2005	One well with Seneca in low 50’s beginning mid Dec. 2005 and ending late Dec. 2005; followed by one well with Woodside in low 50’s beginning late Dec. 2005 and ending early Mar. 2006; followed by three wells with Walter in low 80’s beginning early Mar. 2006 and ending early June 2006. Available; actively marketing.
Ocean Drake	200'	Mat Cantilever	GOM	Contracted	Chevron	term contract	mid 60’s	late July 2005	late June 2006	Indexed term contract. Available; actively marketing.
Ocean Champion	250'	Mat Slot	GOM	Contracted	Stone	six month term	mid 50’s	late Oct. 2005	late April 2006	Available; actively marketing.
Ocean Columbia	250'	Independent Leg Cantilever	GOM	Contracted	Newfield	180-day term	mid 50’s	early Aug. 2005	late Jan. 2006	Approximately 21 days maintenance and repairs beginning late Nov. and ending mid Dec.; LOI for six-month term in low 100s beginning late Jan. 2006 and ending late July 2006. Available; actively marketing.
Ocean Spartan	300'	Independent Leg Cantilever	GOM	Contracted	LLOG	two wells	mid 80’s	mid Oct. 2005	early Jan. 2006	Two well extension plus option with LLOG in low 120’s beginning early Jan. 2006 and ending late Feb. 2006. Available; actively marketing.
Ocean Spur	300'	Independent Leg Cantilever	GOM	Contracted	ADTI/kBadger	one well	mid 80’s	late Oct. 2005	late Nov. 2005	One well with El Paso in low 110’s beginning late Nov. and ending late Dec. 2005. Available; actively marketing.
Ocean King	300'	Independent Leg Cantilever	GOM	Contracted	Forest Oil	two wells	mid 70’s	mid Nov. 2005	early Jan. 2006	One year term with El Paso in mid 110’s beginning early Jan. 2006 and ending early Jan. 2007. Available; actively marketing.
Ocean Nugget	300'	Independent Leg Cantilever	GOM	Contracted	Houston Expl.	two wells plus option	high 60’s	early Sept. 2005	late Nov. 2005	One well with ADTI/Kerr-McGee in low 100’s beginning late Nov. and ending mid Dec. 2005; followed by LOI for two wells in mid 120’s beginning mid Dec. 2005 and ending mid Feb. 2006. Available; actively marketing.
Ocean Summit	300'	Independent Leg Cantilever	GOM	Contracted	Walter	one well	high 60’s	mid Nov. 2005	mid Dec. 2005	LOI for one well in mid 80’s beginning mid Dec. 2005 and ending late Jan. 2006; followed by LOI for six-month term in low 100’s beginning late Jan. and ending late July 2006. Available; actively marketing.
Ocean Titan	350'	Independent Leg Cantilever	GOM	Contracted	Walter	three wells	mid 70’s	mid Sept. 2005	mid Jan. 2006	Six-month term with Dominion Exploration in high 70’s beginning mid Jan. 2006 and ending mid July 2006. Available; actively marketing.
Ocean Tower	350'	Independent Leg Cantilever	GOM	Contracted	Chevron	180 day term Part I	high 60’s	late Sept. 2005	late Jan. 2006	180-day term extension plus option with Chevron (Part II) in high 80’s beginning late Jan. 2006 and ending late Apr. 2006. Available; actively marketing.

3	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF November 21, 2005

Dayrate
Rig Name	WD	Design	Location	Status*	Operator	Current Term	(000s)	Start Date	Est. End Date	Future Contracts and Other Information
International Semisubmersibles (16)
MEXICO
Ocean Ambassador	1,100'	Bethlehem SS-2000	GOM	Contracted	PEMEX	four year term work	mid 50’s	late July 2003	mid Dec. 2007	Available.
Ocean Whittington	1,500'	Aker H-3	GOM	Contracted	PEMEX	four year term work	low 60’s	late July 2003	early Oct. 2006	Available.
Ocean Worker	3,500'	F&G 9500 Enhanced Pacesetter	GOM	Contracted	PEMEX	four year term work	high 60’s	mid Aug. 2003	late July 2007	Available.
Ocean Yorktown	2,850'	F&G SS-2000	GOM	Contracted	PEMEX	four year term work	mid 40’s	late Oct. 2003	mid July 2007	Available.
NORTH SEA
Ocean Nomad	1,200'	Aker H-3	North Sea	Contracted	Talisman	one year	low 80’s	early Jan. 2005	late Jan. 2006	One year extension with Talisman in mid 150’s beginning late Jan. 2006 and ending late Jan. 2007. Available; actively marketing.
Ocean Guardian	1,500'	Earl & Wright Sedco 711 Series	North Sea	Contracted	Shell	one year	low 80’s	late Mar. 2005	late Mar. 2006	One-year term extension plus option with Shell in low 160’s beginning late Mar. 2006 and ending late Mar. 2007. (40-day survey Q4, 2005). Available; actively marketing.
Ocean Princess	1,500'	Aker H-3	North Sea	Contracted	Talisman	one year extension	low 80’s	early Jan. 2005	late Dec. 2005	Two year extension with Talisman plus option in low 150’s beginning in late Dec. 2005 and ending in late Dec. 2007. Available; actively marketing.
Ocean Vanguard	1,500'	Bingo 3000	North Sea	Contracted	Statoil	one year term	low 140’s	late May 2005	early Sept. 2006	One year program in Norway with Statoil in low 140’s beginning in late May 2005 and ending in early Sept. 2006 plus three six-month option priced in mid 160’s. Available; actively marketing.
AUSTRALASIA
Ocean Bounty	1,500'	Victory Class	Australia	Contracted	ConocoPhillips	two wells	mid 80’s	late June 2005	late Nov. 2005	One well with Coogee Res. in mid 80’s beginning late Nov. and ending late Dec.; followed by two wells plus option with Coogee in low 90’s beginning late Dec. 2005. and ending early Mar. 2006, plus two option wells; followed by two wells with Santos in mid 90’s beginning early Mar. and ending late June.; followed by four wells plus option in high 90’s with Woodside beginning late June 2006 and ending late Dec. 2006, plus four option wells priced in low 100’s estimated thru Q1 2007. Available; actively marketing.
Ocean Patriot	1,500'	Bingo 3000	Australia	DODI	—	—	—	—	—	Survey plus maintenance beginning early Nov. and ending late Nov. 2005; followed by first of three Anzon options in mid 130’s, early Jan. 2006-late Jan.; followed by second of three Anzon options in upper 130’s, late Jan.-early Mar.; followed by third well in low 140’s, early Mar.-early May; followed by one exercised assignment option well from Apache with Nexus in high 70’s, early May-mid July; followed by LOI for one well in upper 70’s, mid July-mid Aug.; followed by four wells plus option with NZOP in low 100’s, mid Aug. 2006-mid Jan. 2007. Available; actively marketing.
Ocean Epoch	1,640'	Korkut	Malaysia	Contracted	Murphy	six wells plus option	mid 70’s	late April 2005	late Nov. 2005	Three option wells exercised in mid 70’s beginning in late Nov. 2005 and ending in late Feb. 2006; followed by two well extension in mid 70’s beginning late Feb. and ending early May 2006, plus three option wells priced in high 70’s estimated to end in late Q3 2006. Available; actively marketing.
Ocean General	1,640'	Korkut	Malaysia	Contracted	CTOC	six wells	mid 70’s	mid June 2005	mid Feb. 2006	Note: 5th & 6th wells in mid 90’s beginning mid Feb. 2006 and ending mid April 2006; followed by one well with Premier in high 70’s in Viet Nam beginning mid April 2006 and ending mid June 2006; followed by LOI for three wells plus three options wells in mid 130’s beginning mid June 2006 and ending early Dec. 2006; followed by LOI for three wells in mid 170’s beginning early Dec. 2006 and ending late Apr. 2007. Available; actively marketing.
Ocean Rover	7,000'	Victory Class	Malaysia	Contracted	Murphy	950 day extension	mid 170’s	late June 2005	mid Jan. 2008	Available; actively marketing.

4	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF November 21, 2005

Dayrate
Rig Name	WD	Design	Location	Status*	Operator	Current Term	(000s)	Start Date	Est. End Date	Future Contracts and Other Information
BRAZIL
Ocean Yatzy	3,300'	DP DYVI Super Yatzy	Brazil	Contracted	Petrobras	four year extension plus potential bonus	mid 70’s	early Oct. 2005	early Oct. 2009	Available.
Ocean Winner	3,500'	Aker H-3	Brazil	Contracted	Petrobras	700 day extension	mid 50’s	early April 2004	mid Mar. 2006	Four-year term extension with Petrobras in low 110’s, plus potential bonus, beginning mid Mar. 2006 and ending mid Mar. 2010. Available.
Ocean Alliance	5,000'	Alliance Class	Brazil	Contracted	Petrobras	four year extension plus potential bonus	mid 150’s	early Sept. 2005	early Sept. 2009	Available.
International Drillships (1)
Ocean Clipper	7,500'	DP Fluor/Mitsubishi	Brazil	Contracted	Petrobras	700 day extension	low 100’s	early Jan. 2003	mid Dec. 2005	Five-year term extension with Petrobras in low 180’s, plus potential bonus, beginning mid Dec. 2005 and ending mid Dec. 2010. Available.
International Jackups (2)
Ocean Sovereign	250'	Independent Leg Cantilever	Indonesia	Contracted	Santos	eight wells	upper 60’s	early May 2005	late Nov. 2005	Two wells with Amerada Hess plus two exercised option wells in mid 80’s beginning late Nov. and ending mid Jan. 2006; followed by two option wells with Santos in mid 70’s beginning mid Jan. 2006 and ending mid Apr. 2006; followed by three wells with Santos in upper 60’s beginning mid Apr. and ending late June; followed by two wells with Anadarko in mid 80’s beginning late June and ending mid Aug. 2006; followed by LOI for 18-month term in mid 90’s beginning mid Aug. 2006 and ending mid Feb. 2008. Available; actively marketing.
Ocean Heritage	300'	Independent Leg Cantilever	Qatar	Contracted	Conoco/Phillips	two wells plus option	low 70’s	mid June 2005	early Apr. 2006	Available; actively marketing.
Upgrade (1)
Ocean Endeavor	2,000'	Victory Class	Shipyard	Upgrading	DODI	—	—	—	—	Singapore shipyard for upgrade to 10,000 ft. capable 5th Generation rig. Estimated completion early 2007; followed by commissioning beginning early Mar. 2007; followed by two year term with Devon in mid 270’s plus option to convert to additional term at reduced rate if elected by the operator no later than year-end 2005. Available; actively marketing.
Cold Stacked—Reserved for Upgrade (1)
Garden Banks	2,200'	Victory Class	GOM	Out of Service	—	—	—	—	—	Currently retired from active service as drilling and production platform.
Rigs Under Construction (2)
Ocean Shield	350'	Independent Leg Cantilever	Shipyard	—	—	—	—	—	—	Singapore shipyard, estimated completion Q1 2008. Available; actively marketing.
Ocean Scepter	350'	Independent Leg Cantilever	Shipyard	—	—	—	—	—	—	Brownsville shipyard, estimated completion Q1 2008. Available; actively marketing.

NOTES:
* Generally, rig utilization rates approach 95-98% during contracted periods; however, utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, weather conditions and other factors.
 GOM = Gulf of Mexico